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                 [LETTERHEAD OF HORNE CPA GROUP APPEARS HERE]

                                                                    Exhibit 23.2



                                              September 20, 1996




Corporate Express
325 Interlocken
Broomfield, Colorado 80021


We consent to the incorporation by reference in this Form S-3 registration statement of Corporate Express, Inc. of our report dated February 21, 1996 on our audit of the financial statements of Forms and Supplies, Inc. as of December 31, 1995 and for the year ended December 31, 1995.

                                              With best regards,


                                              HORNE CPA GROUP

                                              /s/ Arvil R. Stanford

                                              Arvil R. Stanford
                                              Shareholder